UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 6, 2011	000-30237
Date of Report (Date of earliest event reported)	Commission File Number

ETHOS ENVIRONMENTAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0467241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 Technology, Suite C-515 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(886) 925-9553
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 6, 2011, each of Francis W. Chen and Jan Hall, directors of the Company, resigned from their position on the Board of Directors.  There are no disagreements between the Company and either Mr. Chen or Ms. Hall, and their resignations did not state any reasons for the resignations. Both Mr. Chen and Ms. Hall will continue to advise the company on a go-forward basis.

The Board has not yet filled the vacancies created by their resignations, but is in the process of identifying qualified candidates with experience in the Company’s industry or having expertise that the Board believes would be useful to the management of the Company.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETHOS ENVIRONMENTAL, INC.

May 11, 2011		/s/ Matthew Nicosia
	Name:	Matthew Nicosia
	Title:	Chief Executive Officer